SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 6, 2019

USA TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	001-33365	232679963
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Deerfield Lane, Suite 300
Malvern, Pennsylvania 19355
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: 610-989-0340

n/a
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	USAT	The NASDAQ Stock Market LLC
Series A Convertible Preferred Stock, no par value	USATP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 6, 2019, USA Technologies, Inc. (the “Company”), received a letter from the Office of General Counsel of The Nasdaq Stock Market LLC (“Nasdaq”) informing the Company that the Nasdaq Hearings Panel (the “Panel”) has granted the Company's request to extend the exception period through September 23, 2019, in order for the Company to regain compliance with its periodic filing obligations.

As indicated in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 4, 2019, the Company informed the Panel that it was unlikely that the Company would regain compliance with its periodic filing requirements during the exception period previously granted by the Panel due primarily to the remaining analysis required in connection with the accounting treatment by the Company of the leasing/rental contracts of Cantaloupe Systems, Inc. (“Cantaloupe”). Cantaloupe was acquired by the Company on November 9, 2017. These issues are not related to the internal investigation, were recently discovered during the audit process, and must be resolved by the Company in order for the Company’s independent auditor to complete its audit procedures.

The Company believes that it will be able to complete its work related to the accounting of the Cantaloupe lease/rental contracts and finalize the closing of its fiscal year 2019 books and records and provide its auditors with appropriate and sufficient audit evidence in a time frame that will permit its independent auditor to complete its audit in order for the Company to become compliant with its periodic reporting obligations by no later than September 23, 2019.

The Panel has informed the Company that, if the Company does not regain compliance with its periodic reporting obligations by September 23, 2019, it will issue a final delisting determination and the Company’s securities will be suspended from trading on Nasdaq.

As previously reported in the Current Report on Form 8-K filed by the Company with the SEC on July 16, 2019, the Company received a notice from the Listing Qualifications Department of Nasdaq stating that the Company was not in compliance with applicable Nasdaq rules due to its failure to hold an annual meeting of shareholders within twelve months following the Company’s fiscal year ended June 30, 2018 (the “Annual Meeting”). Under applicable Nasdaq rules, the Panel has the discretion to grant an exception of up to 360 days following June 30, 2019 in order for the Company to hold the Annual Meeting. On July 17, 2019, the Company submitted to the Panel a written plan to regain compliance with respect to its failure to timely hold the Annual Meeting, and requested the Panel to grant an exception in order for the Company to hold the Annual Meeting after it has regained compliance with its periodic reporting requirements. The September 6, 2019 letter from the Office of General Counsel of Nasdaq indicated that the Panel had declined to address that request at that time, opting to wait until the Company demonstrated compliance with its periodic reporting requirements, and directed the Company to submit a new plan of compliance to the Panel by no later than September 23, 2019 which would accelerate the timing of the Annual Meeting.

Forward-looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. When used in this Current Report on Form 8-K, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” and similar expressions, as they relate to the Company or its management, identify forward-looking statements. Such forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by and information currently available to the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to, the ability to complete the financial statements required to be included in its unfiled periodic reports or restatement of the affected financial statements; the risk that non-investigatory adjustments which have been identified during the course of the audit and which do not relate to the Cantaloupe financial integration, will result in the restatement of  additional previously issued financial statements of the Company; the ability of the Company to complete the analysis of the Cantaloupe financial integration issues on a timely basis; risks relating to the substantial costs and diversion of personnel’s attention and resources deployed to address the restatement of the affected financial statements, the unfiled periodic reports, and internal control matters; the risk associated with the currently pending litigation or possible regulatory action arising from the internal investigation and its findings, from the failure to timely file the Company’s periodic reports with the SEC, from the restatement of the affected financial statements, from allegations related to the registration statement for the follow-on public offering, or from potential litigation or other claims arising from the shareholder demands for derivative actions; any subsequent discovery of additional adjustments to the Company’s previously issued or prior fiscal years’ financial statements which would further delay the preparation and filing thereof; the ability of the Company to regain and maintain compliance with Nasdaq’s continued listing requirements; the timing of the review by, and the conclusions of, the Company’s independent auditor with respect to the previously issued or prior fiscal years’ financial statements; and the risk that the filing of the unfiled periodic reports or the restatement of the affected financial statements will take longer than anticipated, resulting in delisting of the Company’s securities. Readers are cautioned not to place undue reliance on these forward-looking statements. Any forward-looking statement made by us speaks only as of the date of this Current Report on Form 8-K. Unless required by law, the Company does not undertake to release publicly any revisions to these forward-looking statements to reflect future events or circumstances or to reflect the occurrence of unanticipated events.

SIGNATURES

Pursuant to the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA TECHNOLOGIES, INC.

Dated: September 9, 2019	By:	/s/ Stephen P. Herbert
Stephen P. Herbert,
Chief Executive Officer